UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 20, 2020

EASTSIDE DISTILLING, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38182	20-3937596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 SE Water Avenue, Suite 390

Portland, OR 97214

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (971) 888-4264

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.0001 par value	EAST	The Nasdaq Stock Market LLC
(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on Which Registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR §240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Director

On April 20, 2020, the Board appointed Paul Block to the Board, effective immediately, to serve until the Company’s 2020 Annual Meeting of Stockholders or until his respective successor is duly elected and qualified or until his earlier death, resignation or removal, whichever first occurs. Mr. Block has been appointed to the Board’s Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee.

Mr. Block currently serves as president and member of the board of directors of GLG Life Tech Corporation, a producer of zero calorie natural sweeteners. Prior to GLG Life Tech Corporation, Mr. Block held numerous positions as a consumer goods executive, including as chief executive officer and member of the board of directors of SVP Worldwide, a consumer sewing machine company, as chief executive officer and member of the board of directors of Merisant Worldwide, the maker of the Equal Sweetener brand, and as chief executive officer of Sara Lee Retail Coffee & Tea USA, a retail coffee company. He also held various marketing and brand management positions with Allied Domecq PLC, Groupe Danone, Guinness and Miller Brewing Company earlier in his career. Mr. Block received his Bachelor of Science from Kent State University and participated in the Kellogg School of Management’s Advanced Executive Program for General Management.

Mr. Block will participate in the Company’s annual compensation program for directors, as described in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 30, 2020.

Departure of Director

On April 24, 2020, Chairman of the Board Paul Shoen tendered his resignation from the Board, effective on that date. Upon his resignation, the Board of Directors elected Mr. Block to serve as Chair of the Board until the organizational meeting immediately following the Company’s 2020 Annual Meeting of Stockholders or until his respective successor is duly elected and qualified or until his earlier death, resignation or removal, whichever first occurs.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Press Release of Eastside Distilling, Inc. dated April 24, 2020, announcing the appointment of Paul Block as Director

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2020

EASTSIDE DISTILLING, INC.

By:	/s/ Lawrence Firestone
Lawrence Firestone
Chief Executive Officer